UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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SEI INSTITUTIONAL INVESTMENTS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEI INSTITUTIONAL INVESTMENTS TRUST

One Freedom Valley Drive
Oaks, PA 19456

September 30, 2010

Dear Shareholder:

Enclosed are a Notice of Special Meeting of Shareholders, a Proxy Statement and a proxy card for a special meeting of shareholders (the "Meeting") of the U.S. Managed Volatility Fund (the "Fund"), a series of SEI Institutional Investments Trust (the "Trust"). The Meeting is scheduled for November 2, 2010. If you were a shareholder of record of the Fund as of the close of business on September 3, 2010, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

SEI Investments Management Corporation ("SIMC") currently acts as investment adviser to the Fund. At the Meeting, the Fund's shareholders will be asked to approve a sub-advisory agreement between SIMC and LSV Asset Management ("LSV") with respect to the Fund. If approved by the Fund's shareholders, LSV will manage a portion of the Fund's assets as described in the accompanying proxy materials. You are being asked to vote because LSV is an affiliate of SIMC, which triggers a requirement for shareholder approval before SIMC may hire LSV as a sub-adviser to the Fund.

The Board of Trustees of the Trust (the "Board"), including the independent trustees, has approved the sub-advisory agreement based on the research and recommendations provided by SIMC. SIMC has comprehensively evaluated LSV's skills and investment results related to specific asset classes, investment styles and strategies. Because SIMC is responsible for paying sub-advisory fees, the approval of the Fund's sub-advisory agreement with LSV will not result in any changes to advisory fees or other operating expenses payable by the Fund.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE. YOUR BALLOT SHOWS THE PROPOSAL ON WHICH YOU ARE BEING ASKED TO VOTE. PLEASE REFER TO THE PROXY CARD ATTACHED TO THE ACCOMPANYING PROXY STATEMENT FOR DETAILS ON HOW TO VOTE BY TELEPHONE OR BY LOGGING ON TO THE INTERNET. IF YOU ARE UNABLE TO VOTE BY TELEPHONE OR ON THE INTERNET, YOU MAY ALSO MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THE ACCOMPANYING PROXY STATEMENT AND VOTE YOUR SHARES TODAY.

Thank you for your attention and consideration of this important proposal and for your investment in the Fund. If you need additional information, please call shareholder services at 1-800-DIAL-SEI.

Sincerely,

Robert A. Nesher
President and Chief Executive Officer

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IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matter that requires your vote as a shareholder of the U.S. Managed Volatility Fund (the "Fund"), a series of SEI Institutional Investments Trust ("SIIT" or the "Trust").

Q & A: QUESTIONS AND ANSWERS

Q.  Why am I receiving this Proxy Statement?

A.  We are sending you this Proxy Statement and the enclosed proxy card on behalf of the Fund because SEI Investments Management Corporation ("SIMC"), the Fund's investment adviser, has proposed hiring LSV Asset Management ("LSV") as a sub-adviser to a portion of the assets of the Fund. The Board of Trustees (the "Board") is soliciting your proxy to vote at the Special Meeting of Shareholders and at any adjournments or postponements of the Special Meeting. As a shareholder of the Fund, you are being asked to appoint LSV as a sub-adviser of the Fund and to approve a sub-advisory agreement between SIMC and LSV with respect to the Fund (the "Proposal").

Q.  Shareholders do not typically approve the appointment of sub-advisers to the Fund, so why am I being asked to approve LSV?

A.  In general, federal securities laws require shareholders to vote on the approval of new sub-advisory agreements. Nevertheless, the Fund's shareholders do not typically approve such sub-advisory agreements due to an exemptive order issued by the Securities and Exchange Commission. The exemptive order permits SIMC, with the approval of the Board and subject to certain conditions, to retain the services of sub-advisers for the Fund without shareholder approval. In this instance, however, SIMC may not rely on the exemptive order due to LSV's affiliation with the Fund and SIMC (SEI Investments Company ("SEI"), the parent company of SIMC, owns a minority partnership interest in LSV through its subsidiary, SEI Funds, Inc.).

Q.  Why does SIMC wish to retain LSV as a sub-adviser to the Fund?

A.  As a "manager of managers," SIMC allocates the Fund's assets to one or more sub-advisers and manages the performance and risk profiles of the Fund. SIMC has determined that the Fund will benefit from the sub-advisory services of LSV. SIMC believes that LSV's unique strategy and strong collaborative research efforts will aide the Fund in seeking to achieve its investment goal, which is capital appreciation with less volatility than the broad U.S. equity markets. LSV believes that long-term results can be achieved by systematically exploiting the judgmental biases and behavioral weaknesses that influence many investors. LSV attempts to eliminate aspects of emotional investing by using quantitative models to screen for stocks based on relative valuations and near-term fundamental and momentum improvements. Aiming for a consistent approach without subjective biases, LSV's proprietary model utilizes risk control measures to attempt to control overall portfolio volatility while seeking to maximize expected returns.

Q.  How will the approval of the Proposal affect the Fund?

A.  Upon shareholder approval, LSV, as one of multiple sub-advisers to the Fund, will manage, in accordance with the Fund's investment strategy, the portion of the Fund's assets allocated to it by SIMC.

Q.  How will the approval of the Proposal affect the fees that are paid by shareholders?

A.  The approval of the Proposal will not result in any change to the fees that are paid by shareholders of the Fund. As with other sub-advisers to the Fund, SIMC will compensate LSV out of the investment advisory fees it receives from the Fund. However, unlike when SIMC hires other sub-advisers, SEI (SIMC's parent company) will benefit from SIMC's hiring of LSV because it will receive a portion of the profits earned by LSV due to SEI's indirect partnership interest in LSV.

Q.  What happens if the Proposal is not approved for the Fund?

A.  If the Proposal is not approved by shareholders of the Fund, LSV's services will not be retained, and the Fund will not benefit from the performance and risk control attributes of LSV's unique investment strategy. In particular, SIMC believes that LSV's approach to reducing volatility is unique compared to other potential managers of the Fund because it relies on LSV's proprietary process for identifying economically stable companies. Alternative managers' approaches tend to rely much more on quantitative models that depend on a standard set of third party optimization or risk systems. For this reason, SIMC believes that adding LSV to the portfolio will provide better manager diversification than would be the case with alternative managers. Therefore, SIMC believes that any alternative manager that would be implemented if the Proposal is rejected will be less optimal than hiring LSV. Regardless, if the Proposal is not approved for the Fund, SIMC and the Board will then take such further action as they deem to be in the best interests of the Fund's shareholders.

Q.  Why did you send me this booklet?

A.  You are receiving these proxy materials — a booklet that includes the Notice of Special Meeting of Shareholders, the Proxy Statement and the proxy card — because you have the right to vote on the Proposal in connection with your investment in the Fund.

Q.  How does the Board recommend that I vote?

A.  The Board, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Trust, has approved the appointment of LSV as a sub-adviser of the Fund and has approved the sub-advisory agreement between SIMC and LSV. The Board unanimously recommends that shareholders of the Fund vote in favor of the Proposal.

Q.  How do I place my vote and whom do I call for more information?

A.  You may vote your shares by any of the following methods:

(1) Telephone: Call the telephone number provided on the proxy card attached to the enclosed Proxy Statement;

(2) Internet: Log on to the Internet as directed on the proxy card attached to the enclosed Proxy Statement and vote electronically by following the on-line instructions;

(3) Regular Mail: If you are unable to vote by telephone or on the Internet, you can fill out the proxy card attached to the enclosed Proxy Statement and return it to us as directed on the proxy card; or

(4) Shareholder Meeting: You may attend the shareholder meeting on November 2, 2010 and vote in person.

We would prefer that you vote by telephone or on the Internet, if possible, because that enables a quicker processing of proxy votes and reduces costs. Please refer to the proxy card attached to the enclosed Proxy Statement for further instructions on how to vote. Should you require additional information regarding the Proposal or replacement of proxy cards, please call 1-800-DIAL-SEI.

Your Vote Is Important. Thank You for Promptly Voting Your Shares.

SEI INSTITUTIONAL INVESTMENTS TRUST

U.S. Managed Volatility Fund

One Freedom Valley Drive
Oaks, PA 19456

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON
NOVEMBER 2, 2010

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Meeting") of the U.S. Managed Volatility Fund (the "Fund"), a series of SEI Institutional Investments Trust ("SIIT" or the "Trust"), will be held at the offices of SEI Investments Management Corporation ("SIMC"), the investment adviser to the Fund, One Freedom Valley Drive, Oaks, Pennsylvania 19456 at 3:00 p.m., Eastern Time, on November 2, 2010 for the following purpose:

1.  To appoint LSV Asset Management ("LSV") as a sub-adviser of the Fund and to approve a sub-advisory agreement between SIMC and LSV with respect to the Fund (the "Proposal").

2.  To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Proposal is discussed in the attached Proxy Statement. The Board of Trustees of the Trust recommends that you vote FOR the Proposal.

Shareholders of record at the close of business on September 3, 2010 are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. You are invited to attend the Meeting, but if you do not wish to do so, please vote by telephone, or by logging on to the Internet to vote electronically. Please refer to the proxy card attached to the attached Proxy Statement for details. If you are unable to vote by telephone, or on the Internet, you may also complete and sign the enclosed proxy card and return it in the accompanying envelope. Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail or in person at the Meeting. Please vote as promptly as possible.

By Order of the Board of Trustees

Timothy D. Barto
Vice President and Secretary

Voting is important to ensure a quorum at the Meeting. Please call 1-800-DIAL-SEI for more information or if you have any questions about attending the Meeting in person. Proxies may be revoked at any time before they are exercised by submitting to the Secretary of the Trust at the address above a written notice of revocation, submitting a subsequently executed proxy card or by attending the Meeting and voting in person. Attendance at the Meeting will not by itself serve to revoke a proxy.

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SEI INSTITUTIONAL INVESTMENTS TRUST

U.S. Managed Volatility Fund

One Freedom Valley Drive
Oaks, PA 19456

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 2, 2010

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of SEI Institutional Investments Trust ("SIIT" or the "Trust"), on behalf of the U.S. Managed Volatility Fund (the "Fund"), to be voted at a special meeting of shareholders of the Fund at the offices of SEI Investments Management Corporation ("SIMC" or the "Adviser"), the investment adviser to the Fund, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on November 2, 2010 at 3:00 p.m., Eastern Time, and at any and all adjournments thereof (the "Meeting"). Shareholders of record of the Fund at the close of business on September 3, 2010 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. This Proxy Statement and the accompanying notice of special meeting and proxy card are first being mailed to shareholders on or about September 30, 2010.

The Meeting is being held to consider and vote on the following proposal as well as any other business that may properly come before the Meeting:

Proposal:  To appoint LSV Asset Management ("LSV") as a sub-adviser of the Fund and to approve a sub-advisory agreement between SIMC and LSV with respect to the Fund (the "Proposal").

As used in this Proxy Statement, the term "Board" refers to the Board of Trustees of the Trust. The term "Trustee" includes each trustee of the Board. A Trustee who is not an "interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Trust is referred to in this Proxy Statement as an "Independent Trustee."

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

This Proxy Statement is available at www.proxyvote.com.

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THE PROPOSAL

TO APPOINT LSV AS A SUB-ADVISER TO THE FUND AND TO APPROVE A SUB-ADVISORY AGREEMENT BETWEEN SIMC AND LSV WITH RESPECT TO THE FUND

Description of the Proposal

Shareholders of the Fund are being asked to appoint LSV as a sub-adviser of the Fund and approve a sub-advisory agreement between SIMC and LSV with respect to the Fund (the "Sub-Advisory Agreement"). Pursuant to the Sub-Advisory Agreement, LSV will manage the portion of the Fund's assets allocated to it by SIMC in accordance with the Fund's investment strategies as described in its registration statement.

In general, the Investment Company Act requires all new investment advisory agreements, including sub-advisory agreements, to be approved by the vote of a "majority of the outstanding voting securities" (as defined in the Investment Company Act) of a registered investment company. However, SIMC and the Trust have obtained an exemptive order from the Securities and Exchange Commission ("SEC") that permits SIMC, with the approval of the Board and subject to certain conditions, to retain unaffiliated investment sub-advisers for the Fund without submitting the sub-advisory agreement to a vote of the Fund's shareholders (the "Order"). The Trust and SIMC, however, may not rely on the Order with respect to the retention of LSV, because LSV is an affiliated investment sub-adviser (SEI Funds, Inc., an affiliate of SIMC, owns a minority interest in LSV). Accordingly, the purpose of this Proxy Statement is to submit the Sub-Advisory Agreement to a vote of the Fund's shareholders pursuant to the requirements of the Investment Company Act described above.

SIMC currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and SIMC, dated June 14, 1996, as amended (the "Advisory Agreement"). The Board approved the continuance of the Advisory Agreement for an additional one year period at its Board meeting held on March 23-25, 2010 (the "Board Meeting"). As described in more detail below, at the Board Meeting, the Board, including all of the Independent Trustees, also unanimously approved (a) the appointment of LSV as a sub-adviser to the Fund and (b) the Fund's Sub-Advisory Agreement. In addition, the Board, including all of the Independent Trustees, unanimously recommended the approval of the Fund's Sub-Advisory Agreement to the Fund's shareholders.

The Fund operates in what is commonly referred to as a "manager of managers" structure pursuant to the terms of the Order. SIMC acts as the "manager of managers" of the Fund, and is responsible for the investment performance of the Fund by allocating the Fund's assets to one or more sub-advisers and recommends the hiring or termination of sub-advisers to the Board. Each sub-adviser makes investment decisions for the assets it manages and continuously reviews and administers its portion of the Fund's investment program. SIMC oversees the sub-advisers to ensure compliance with the Fund's investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style. SIMC receives, for its services, a management fee from the Fund and pays the sub-advisers out of that fee. SIMC currently employs two sub-advisers for the Fund.

In its role as manager of managers, SIMC has determined that the Fund will benefit from the sub-advisory services of LSV. SIMC believes that LSV's unique strategy and strong collaborative research efforts will aide the Fund in seeking to achieve its investment goal, which is capital appreciation with less volatility than the broad U.S. equity markets. LSV believes that superior long-term results can be achieved by systematically exploiting the judgmental biases and behavioral weaknesses that influence many investors. LSV attempts to eliminate aspects of emotional investing by using quantitative models to screen for stocks based on relative valuations and near-term fundamental and momentum improvements. Aiming for a consistent approach without subjective biases, LSV's proprietary model utilizes risk control measures to attempt to control overall portfolio volatility while seeking to maximize expected returns. SIMC believes that LSV's approach to reducing volatility is unique compared to other potential managers of the Fund because it relies on LSV's proprietary process for identifying economically stable companies. Alternative managers' approaches tend to rely much more on quantitative models that depend on a standard set of third party optimization or risk systems. For this reason, SIMC believes that adding LSV as a sub-adviser to the Fund will provide better manager diversification than would be the case with alternative managers.

SIMC selected LSV after undertaking extensive research of potential advisers, which involved both qualitative and quantitative analysis. SIMC recommends that shareholders vote in favor of the Proposal to appoint LSV as a sub-adviser of the Fund and to approve the Sub-Advisory Agreement between SIMC and LSV.

If approved by shareholders, LSV will manage the portion of the Fund's assets allocated to it by SIMC in a manner consistent with the Fund's investment objective, policies and limitations under the supervision of SIMC and the Board. Because SIMC pays the Fund's sub-advisers out of the investment advisory fees that SIMC receives from the Fund, the hiring of LSV will not result in any changes to the Fund's expenses.

Description of the Material Terms of the Sub-Advisory Agreement

As described in more detail below, at the Board Meeting the Board considered the approval of the Fund's Sub-Advisory Agreement pursuant to which LSV will act as a sub-adviser for the Fund. The Sub-Advisory Agreement is attached hereto as Appendix A. The Sub-Advisory Agreement is substantially the same as the existing sub-advisory agreement between SIMC and LSV with respect to other series of the Trust. The description of the material terms of the Sub-Advisory Agreement below is qualified in its entirety by reference to the full text of the Sub-Advisory Agreement set forth in Appendix A.

Investment Advisory Services. LSV is responsible for providing the following investment advisory services to the Fund under the Sub-Advisory Agreement: (i) deciding what securities and other assets of the Fund will be purchased, retained or sold by the portion of the Fund's assets entrusted to it; (ii) arranging for the purchase and the sale of securities and other assets held by the Fund by placing purchase and sale orders with brokers or dealers selected by LSV; (iii) in its selection of brokers or dealers and the placing of orders, seeking the best overall terms available under the circumstances; and (iv) providing SIMC or the Board with periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as SIMC or the Board may reasonably request in administering the affairs of the Fund. All services provided by LSV under the Sub-Advisory Agreement are required to be performed in accordance with the Fund's registration statement, compliance policies and procedures, and governing documents, the instructions and directions of SIMC and of the Board, and the requirements of the Investment Company Act and other applicable laws.

Compensation. For the services to be provided by LSV to the Fund, SIMC will pay LSV a sub-advisory fee at an annual rate of 0.25%, calculated based on the average daily value of the Fund's assets entrusted to LSV, and will be paid to LSV monthly. No fee will be accrued under the Sub-Advisory Agreement with respect to any day that the value of the Fund's assets under LSV's management equals zero. Because SEI Investments Company ("SEI," SIMC's parent company) maintains a minority partnership interest in LSV through its subsidiary, SEI Funds, Inc., of approximately 42%, SEI will benefit from the profits earned by LSV on the sub-advisory services it provides to the Fund.

Indemnification. Under the Sub-Advisory Agreement, LSV has an obligation to indemnify and hold harmless SIMC from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) arising from or in connection with the performance of LSV's obligations under the Sub-Advisory Agreement. However, LSV's foregoing indemnification obligation will be reduced to the extent that the claim against, or the loss, liability or damage experienced by SIMC is caused by

SIMC's own willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under the Sub-Advisory Agreement. SIMC has the same reciprocal indemnification obligation to LSV under the Sub-Advisory Agreement.

Soft Dollars. The terms of the Sub-Advisory Agreement authorize LSV to pay to a broker or dealer who provides brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, but only if, LSV determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer (commonly referred to as "soft dollar arrangements"). Although soft dollar arrangements are allowed under the Sub-Advisory Agreement, LSV does not currently use soft dollar arrangements with any transactions of the various other SEI sponsored mutual funds that it provides advisory services to and does not currently plan to use soft dollar arrangements for any Fund transactions.

Maintenance of Books and Records. Under the Sub-Advisory Agreement, LSV is required to maintain separate books and detailed records of all matters pertaining to the securities and other assets held by the Fund as required by Rule 31a-1 under the Investment Company Act (other than those records being maintained by the Fund's other service providers) relating to its responsibilities under the Sub-Advisory Agreement, and shall preserve such records for the periods and in the manner prescribed by Rule 31a-2 under the Investment Company Act.

Reporting Obligation. LSV has an obligation to provide the Trust's Chief Compliance Officer with reports relating to LSV's compliance program, including any "material compliance matters" (as such term is defined in Rule 38a-1 under the Investment Company Act) occurring at LSV. LSV is also required to provide the Trust's Chief Compliance Officer with reasonable access to the testing, analyses, reports and other documentation LSV uses in connection with monitoring of the effectiveness of the implementation of its compliance program.

Duration and Termination. If approved by shareholders at the Meeting, the Sub-Advisory Agreement is scheduled to continue in effect for an initial two year term, and may be continued from year to year thereafter if approved by a majority vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval or as otherwise required by the Investment Company Act. The Sub-Advisory Agreement can be terminated (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by SIMC at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to LSV, or (c) by LSV at any time, without the payment of any penalty, on 90 days' written notice to SIMC.

Governing Law. The Sub-Advisory Agreement is governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing therein shall be construed as being inconsistent with the Investment Company Act.

Information about LSV

LSV, a general partnership organized under the laws of Delaware and located at 155 N. Wacker Drive, Suite 4600, Chicago, Illinois 60606, is a registered investment adviser that provides investment advisory services to institutions, including pension plans and investment companies. LSV is a value-oriented contrarian money manager offering a deep-value investment process utilizing a proprietary equity investment model to identify securities generally considered to be out of favor by the market. LSV is an adviser or sub-adviser to a number of equity mutual funds, including other SEI sponsored mutual funds. As of June 30, 2010, LSV managed approximately $51.3 billion in total assets, of which approximately $1.3 billion were assets in SEI sponsored mutual funds.

The following are the names of persons who control LSV and the basis of their control as of June 1, 2010. Unless otherwise noted, the address of each person is 155 North Wacker Drive, Suite 4600, Chicago, IL 60606.

Name	Basis of Control
Tremaine A. Atkinson	Executive Officer
Josef Lakonishok	Executive Officer
SEI Funds, Inc.* One Freedom Valley Drive Oaks, PA 19456	Ownership of more than 25%, but less than 50%, of LSV's voting securities

*  SEI Funds, Inc. is a direct, wholly-owned subsidiary of SEI.

Listed below are the names, titles and addresses of each principal executive officer and general partner of LSV. Except as noted below, the principal business address of each principal executive officer and general partner of LSV is 155 North Wacker Drive, Suite 4600, Chicago, IL 60606.

Name		Title
Josef Lakonishok		Chief Executive Officer, Chief Investment Officer**
Tremaine Atkinson		Chief Operating Officer, Chief Compliance Officer**
Lakonishok Corporation		General Partner
Vishny Corporation		General Partner
Lacroix LLC		General Partner
Menno, L.L.C.		General Partner
11-11	L.L.C.	General Partner
LSV Employee Group, LLC		General Partner
SEI Funds, Inc. One Freedom Valley Drive Oaks, PA 19456		General Partner

** Title reflects principal occupation.

LSV currently serves as investment sub-adviser to the following mutual funds, which have investment objectives and strategies similar to the Fund. These funds, their approximate net assets and the annual sub-advisory fees payable by these funds to LSV are as follows:

Fund Name	Sub-Advisory Fee Rate	Net Assets (as of June 30, 2010)
SEI Institutional Managed Trust U.S. Managed Volatility Fund	0.25%	$349,537,778
SEI Institutional Managed Trust Tax-Managed Managed Volatility Fund	0.25%	$199,007,790

Currently, LSV is a sub-adviser to a portion of the assets of the Trust's Large Cap, Small Cap and Small/Mid Cap Equity Funds. For the most recently completed fiscal year of each fund listed below, SIMC paid LSV sub-advisory fees with respect to these funds as follows:

Fund Name	Sub-Advisory Fees Paid (000)
SIIT Large Cap Fund	$198
SIIT Small Cap Fund	$411
SIIT Small/Mid Cap Equity Fund	$807

No officer or Trustee of the Trust is an officer, employee or partner of LSV or owns interests in, or has a material direct interest in, LSV. Robert A. Nesher and William M. Doran, each an "interested person" (as defined in the Investment Company Act) of the Trust, may have an indirect interest in LSV by virtue of their ownership of securities of SEI and their relationship with the Trust's distributor and SIMC, each of which is a subsidiary of SEI. SEI will benefit from SIMC's hiring of LSV because it will receive a portion of the profits earned by LSV due to its indirect partnership interest in LSV.

Matters Considered by the Board

At the Board Meeting, the Board, including all of the Independent Trustees, unanimously approved the Fund's Sub-Advisory Agreement and recommended the approval of the Sub-Advisory Agreement to the Fund's shareholders. When considering the approval of the Sub-Advisory Agreement, the Trustees reviewed materials furnished by SIMC and LSV and considered the Board's fiduciary obligations and the standards to be used by the Board in reaching its decision. In considering whether to approve the Sub-Advisory Agreement, the Board considered and discussed a substantial amount of information and analysis provided by SIMC and LSV. SIMC explained the specific reasons for its recommendation to hire LSV, which are described above. SIMC also explained that the Proposal would need to be approved by the Fund's shareholders, which would involve a proxy solicitation and a special shareholders' meeting, and informed the Board that SIMC would bear the expenses associated with such solicitation and meeting.

In preparation for the Board Meeting, the Board requested and received written materials from LSV and SIMC that addressed, among other things, the following topics (a) the nature and quality of LSV's proposed investment management and other services; (b) LSV's investment management personnel; (c) LSV's operations and financial condition; (d) LSV's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of investment management services provided by LSV to other SEI sponsored mutual funds; (f) LSV's compliance systems, including LSV's policies and compliance procedures for personal securities transactions; (g) the current investment strategies employed by the Fund; (h) LSV's reputation, expertise and resources in financial markets; (i) the Fund's performance compared with similar mutual funds; and (j) the expected impact on SIMC's profitability of the appointment of LSV as a sub-adviser to the Fund.

In addition, at the Board Meeting, SIMC presented additional oral and written information to the Board to help the Board evaluate the quality of LSV's proposed investment advisory services. At the Board Meeting, the Board had the opportunity to ask questions and request further information regarding the appointment of LSV as a sub-adviser to the Fund.

In connection with the approval of the Fund's Sub-Advisory Agreement, the Board considered the following factors:

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services to be provided by LSV to the Fund and the resources it would dedicate to the Fund. In this regard, the Trustees evaluated, among other things, LSV's portfolio management personnel, experience and compliance program. The Trustees considered LSV's specialization in value equity management for institutional investors, LSV's strong research staff, led by Josef Lakonishok, who would be one of the portfolio managers for the Fund, LSV's U.S. controlled volatility strategy, which would be employed by LSV in managing the Fund, and LSV's portfolio management risk control process, which is designed to control overall portfolio volatility consistent with the Fund's principal investment strategy. Because LSV serves as an investment sub-adviser to other SEI sponsored mutual funds for which the Board also oversees, the Board considered its own familiarity with the nature and quality of LSV's services. Following its evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services to be provided by LSV to the Fund and the resources of LSV to be dedicated to the Fund supported approval of the Sub-Advisory Agreement.

Investment Performance. The Board considered the written information provided by LSV regarding the historical investment performance of LSV's similarly managed account. Because LSV serves as an investment sub-adviser to other SEI sponsored mutual funds which the Board also oversees, the Board also considered its own familiarity with LSV's historical investment performance for these other mutual funds. Following evaluation, the Board concluded that, within the context of its full deliberations, that the historical investment performance of LSV and its investment management personnel, considering both recent and long-term performance, supported approval of the Sub-Advisory Agreement.

Cost of Services. The Board reviewed the proposed sub-advisory fee to be paid by SIMC to LSV with respect to the Fund. The Board reviewed the information provided by LSV with respect to the investment advisory fee charged to their other clients for similar services. The Board also reviewed the information provided by SIMC with respect to the sub-advisory fees paid to other sub-advisers to the Fund for similar services. The Board took into account the fact that LSV will be compensated by SIMC, and not by the Fund, and that SIMC's advisory fee with respect to the Fund will not increase in connection with the appointment of LSV as a sub-adviser to the Fund. The Board also took into consideration that even though SIMC's advisory fee will not increase due to the appointment of LSV, SIMC's parent company will receive a portion of LSV's profits as a result of its partnership interest in LSV. Following evaluation, the Board concluded that, within the context of its full deliberations, the proposed sub-advisory fee to be paid by SIMC to LSV with respect to the Fund is reasonable in light of the extent and quality of the services expected to be provided to the Fund by LSV and supported approval of the Sub-Advisory Agreement.

Profits to be Realized by LSV and Economies of Scale. The Board did not make any conclusions regarding LSV's profitability with respect to the Fund or economies of scale associated with the retention of LSV because (a) LSV will be compensated by SIMC, and not by the Fund, and (b) the Board annually considers the existence of any economies of scale with respect to the Fund and whether those economies are passed along to the Fund's shareholders through SIMC's investment advisory fee schedule or other means, including any fee waivers by SIMC.

Conclusions. Based on the Trustees' deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Trustees, unanimously approved (a) the appointment of LSV as a sub-adviser to the Fund and, (b) the Fund's Sub-Advisory Agreement. The Board concluded, in the exercise of its reasonable judgment, that the terms of the Sub-Advisory Agreement, including the compensation to be paid thereunder, are fair and reasonable in relation to the services expected to be provided by LSV to the Fund and that the appointment of LSV and the approval of the Sub-Advisory Agreement would be in the best interest of the Fund and its shareholders. The Board also determined that LSV serving as a sub-adviser to the Fund does not involve any conflict of interest from which LSV or SIMC or any of SIMC's affiliates would derive an inappropriate advantage. In addition, based on the foregoing conclusions, the Board, including all of the Independent Trustees, unanimously concluded to recommend the approval of the Sub-Advisory Agreement to the Fund's shareholders.

In reaching its determination regarding the approval of the Sub-Advisory Agreement, the Board, including all of the Independent Trustees, considered all factors and information they believed relevant, including the factors and information discussed above. In their deliberations, the Board members did not identify any particular factor or information that was all important or controlling, and each Board member may have attributed different weights to the various factors and information.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE IN FAVOR OF THE PROPOSAL.

INFORMATION ABOUT SIMC

SIMC serves as the investment adviser to the Fund. SIMC is registered with the SEC as an investment adviser and is an indirect, wholly-owned subsidiary of SEI, the principal executive office of which is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI is a public company and is listed on the NASDAQ exchange. As of June 30, 2010, SIMC had more than $83.2 billion in assets under management in over 10,000 accounts, both discretionary and non-discretionary.

The following table shows: (i) the dollar amount of fees paid to SIMC by the Fund; and (ii) the dollar amount of SIMC's voluntary fee waivers for the fiscal year ended May 31, 2010:

Fund Name	Advisory Fees Paid (000)	Advisory Fees Waived (000)
U.S. Managed Volatility Fund	$1,781	$865

The following table shows the dollar amount of fees paid to the Fund's sub-advisers by SIMC for the fiscal year ended May 31, 2010:

Fund Name	Sub-Advisory Fees Paid (000)
U.S. Managed Volatility Fund	$666

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Principal Underwriter

SEI Investments Distribution Company ("SIDCo") serves as the principal underwriter of the Fund. The principal executive office of SIDCo is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Administrator and Transfer Agent

SEI Investments Global Funds Services (the "Administrator") serves as the administrator and transfer agent for the Fund. The Administrator's address is One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Fund paid $137,000 in fees to the Administrator for the fiscal year ended May 31, 2010. The Administrator will continue to provide administrative and transfer agent services if the Sub-Advisory Agreement is approved by shareholders.

BROKERAGE COMMISSIONS

For the fiscal year ended May 31, 2010, the Fund paid no brokerage fees to affiliated brokers.

VOTING INFORMATION

Required Vote

Approval of the Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined by the Investment Company Act) of the Fund, which means, with respect to the Fund, the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

If the Proposal is not approved by shareholders of the Fund, LSV's services will not be retained, and the Fund will not benefit from the performance and risk control attributes of LSV's unique investment strategy. In particular, SIMC believes that LSV's approach to reducing volatility is unique compared to other potential managers of the Fund because it relies on LSV's proprietary process for identifying economically stable companies. Alternative managers' approaches tend to rely much more on quantitative models that depend on a standard set of third party optimization or risk systems. For this reason, SIMC believes that adding LSV to each portfolio will provide better manager diversification than would be the case with alternative managers. Therefore, SIMC believes that any alternative manager that would be implemented if the Proposal is rejected will be less optimal than hiring LSV. Regardless, if the Proposal is not approved for the Fund, SIMC and the Board will then take such further action as they deem to be in the best interests of the Fund's shareholders.

Quorum

In order to act upon the Proposal, a quorum is required to be present at the Meeting. The presence of a majority of the shares of the Fund entitled to vote in person or by proxy shall constitute a quorum for the transaction of business at the Meeting for the Fund.

Abstentions and "broker non-votes" (i.e., proxies received from brokers indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted for purposes of determining whether a quorum is present at the Meeting. However, abstentions and "broker non-votes" will have the same effect as a vote "against" the Proposal. Pursuant to certain rules promulgated by the New York Stock Exchange, Inc. that govern the voting by broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters (including the approval of investment sub-advisory agreements). It is anticipated that such broker-dealers will not have discretionary authority to vote on the Proposal. The absence of instructions from the beneficial owner will result in a "broker non-vote" with respect to the Proposal.

Adjournment

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods to permit further solicitation of proxies. If a quorum is present at the Meeting, any such adjournment will require the affirmative vote of a majority of the votes cast on the question, in person or by proxy, at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournments those proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. SIMC will bear the costs of any additional solicitation and any adjourned sessions.

Voting

Shares represented by duly executed proxies will be voted at the Meeting in accordance with the instructions given. However, if no instructions are specified on the proxy with respect to the Proposal, shares will be voted FOR the approval of the Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Meeting. If you wish to participate in the Meeting, you may submit the proxy card included with this Proxy Statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail or in person. Should you require additional information regarding the proxy or replacement proxy cards, you may contact SIIT at 1-800-DIAL-SEI.

Revocation

A shareholder may revoke a previously submitted proxy at any time prior to the Meeting by (i) a written revocation, which must be signed and include the shareholder's name and account number, received by the Secretary of the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456; (ii) properly executing a later-dated proxy card; or (iii) attending the Meeting and voting in person. Attendance at the Meeting will not by itself serve to revoke a proxy.

Solicitation of Proxies, Payment of Expenses

The solicitation of proxies is being made on behalf of the Board, who are acting on behalf of the Fund. The Fund has retained Broadridge Financial Solutions, Inc. (the "Proxy Solicitor") to aid in the solicitation. The costs of retaining the Proxy Solicitor and other expenses incurred in connection with the solicitation of proxies will be paid by SIMC. The anticipated cost associated with the solicitation of proxies by the Proxy Solicitor is approximately $52,000 plus any reasonable out-of-pocket expenses incurred by the Proxy Solicitor. Proxies may be solicited by mail, electronically, by telephone, fax, in person or by other means, and representatives of the Proxy Solicitor, SIIT, SIMC and SEI may participate in the solicitation of proxies.

SIMC will pay all expenses related to conducting this proxy, including, but not limited to, preparation, printing and mailing of this Proxy Statement and its enclosures, legal fees, and solicitation costs. SIMC estimates these costs to be approximately $80,000.

OTHER INFORMATION

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this Proxy Statement is being delivered to that address, unless SIIT has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, SIIT will deliver promptly a separate copy of this Proxy Statement to a shareholder at a shared address. Please note that each shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-800-DIAL-SEI or forward a written request to SIIT, One Freedom Valley Drive, Oaks, Pennsylvania 19456 if you would like to (1) receive a separate copy of this Proxy Statement; (2) receive your annual reports, semi-annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Shareholder Proposals

SIIT is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, SIIT is not required to, and does not have, annual meetings, except to the extent that such meetings are required under the Investment Company Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a future shareholder meeting should send their written proposals to the Secretary of SIIT at One Freedom Valley Drive, Oaks, Pennsylvania 19456 within a reasonable time before such meeting. Submission of a proposal does not necessarily mean that such proposal will be included in SIIT's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations.

Communications to the Board

Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Shares Outstanding

As of the Record Date, the net assets and the approximate number of shares issued and outstanding (rounded to the nearest whole share) for the Fund were as follows:

Name of Fund	Net Assets	Shares Outstanding
U.S. Managed Volatility Fund	$126,584,036	11,022,938

Beneficial Ownership of Shares and Security Ownership of Management

As of the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Fund, were beneficial owners of 5% or more of the Fund's outstanding shares. With respect to the shares referred to in the tables below as being held of record, the Fund believes that most of these shares were held by the below persons in accounts for their fiduciary, agency or custodial customers.

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
Northern Trust Company Trustee FBO Hospira PO Box 92956 Chicago, IL 60675-0001	4,240,312.446	38.47%	Record

Wells Fargo Bank NA FBO Mitsubishi Motors NA — SIMC 80008518 PO Box 1533 Minneapolis, MN 55480-1533	2,332,373.792	21.16%	Record

Wells Fargo Bank NA Mitsubishi Motors NA-STIF-20057800 PO Box 1533 Minneapolis, MN 55480-1533	1,805,399.989	9.85%	Record

Penfirn Co FBO 1030612866 PO Box 3327 Omaha, NE 68103-0327	590,020.808	5.35%	Record

As of the Record Date, SIMC and its affiliates were believed to possess voting power with respect to approximately 2,076,521.39 (18.84%) of the outstanding shares (rounded to the nearest whole share) of the Fund. SIMC and its affiliates will vote any shares of the Fund over which they have voting power in the same proportion as the vote of all other shareholders of the Fund. This proportional voting may result in a small number of shareholders of the Fund determining the vote on the Proposal.

As of the Record Date, the Trustees and executive officers of the Trust, as a group, owned less than one percent (1%) of the outstanding shares of the Fund.

Other Business

The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters unless such proxy contains specific restrictions to the contrary.

Reports to Shareholders

For a free copy of the Fund's most recent annual report, shareholders of the Fund may call 1-800-DIAL-SEI or write to the Fund at One Freedom Valley Drive, Oaks, PA 19456. Although the Trust does not post its annual or semi-annual reports on the Internet, the reports can be obtained from the SEC's website by visiting http://www.sec.gov/edgar.shtml and selecting "Search for Company Filings."

The Trustees, including all of the Independent Trustees,
recommend that shareholders approve the Proposal.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD(S) ARE REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU MAY ALSO VOTE BY TELEPHONE OR BY LOGGING ON TO THE INTERNET. ANY UNMARKED EXECUTED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSAL.

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APPENDIX A

INVESTMENT SUB-ADVISORY AGREEMENT
SEI INSTITUTIONAL INVESTMENTS TRUST

AGREEMENT made as of this _____ day of _________, 2010 between SEI Investments Management Corporation (the "Adviser") and LSV Asset Management (the "Sub-Adviser").

WHEREAS, SEI Institutional Investments Trust, a Massachusetts business trust (the "Trust"), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated June 14, 1996, as amended, (the "Advisory Agreement") with the Trust, pursuant to which the Adviser acts as investment adviser to each series of the Trust set forth on Schedule A attached hereto (each a "Fund," and collectively, the "Funds"), as such Schedule may be amended by mutual agreement of the parties hereto; and

WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of a Fund, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.  Duties of the Sub-Adviser. Subject to supervision by the Adviser and the Trust's Board of Trustees, the Sub-Adviser shall manage all of the securities and other assets of each Fund entrusted to it hereunder (the "Assets"), including the purchase, retention and disposition of the Assets, in accordance with the Fund's investment objectives, policies and restrictions as stated in each Fund's prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectus"), and subject to the following:

(a)  The Sub-Adviser shall, in consultation with and subject to the direction of the Adviser, determine from time to time what Assets will be purchased, retained or sold by a Fund, and what portion of the Assets will be invested or held uninvested in cash.

(b)  In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust's Declaration of Trust (as defined herein), Prospectus, Compliance Policies and Procedures and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 (the "Code"), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c)   The Sub-Adviser shall determine the Assets to be purchased or sold by a Fund as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in a Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act")). Consistent with any guidelines established by the Board of Trustees of the Trust and Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer — viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including a Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust's principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will a Fund's Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission ("SEC") and the 1940 Act.

(d)  The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of a Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to a Fund any of such records upon the Fund's request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(e)  The Sub-Adviser shall provide a Fund's custodian on each business day with information relating to all transactions concerning a Fund's Assets and shall provide the Adviser with such information upon request of the Adviser.

(f)  To the extent called for by the Trust's Compliance Policies and Procedures, or as reasonably requested by a Fund, the Sub-Adviser shall provide the Fund with information and advice regarding Assets to assist the Fund in determining the appropriate valuation of such Assets.

(g)  The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

(h)  The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably likely to impair the Sub-Adviser's ability to fulfill its commitment under this Agreement.

(i)  (i)  Except under the circumstances set forth in subsection (ii), the Sub-Adviser shall not be responsible for reviewing proxy solicitation materials or voting and handling proxies in relation to the securities held as Assets in a Fund. If the Sub-Adviser receives a misdirected proxy, it shall promptly forward such misdirected proxy to the Adviser.

  (ii)  The Sub-Adviser hereby agrees that upon 60 days' written notice from the Adviser, the Sub-Adviser shall assume responsibility for reviewing proxy solicitation materials and voting proxies in relation to the securities held as Assets in a Fund. As of the time the Sub-Adviser shall assume such responsibilities with respect to proxies under this sub-section (ii), the Adviser shall instruct the custodian and other parties providing services to a Fund to promptly forward misdirected proxies to the Sub-Adviser.

(j)  In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to a Fund or a sub-adviser to a portfolio that is under common control with a Fund concerning the Assets, except as permitted by the policies and procedures of a Fund. The Sub-Adviser shall not provide investment advice to any assets of a Fund other than the Assets.

(k)  On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to a Fund and to such other clients under the circumstances.

(l)  The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request. The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.

To the extent permitted by law, the services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's partners, officers, employees or control affiliates; provided, however, that the use of such mediums does not relieve the Sub-Adviser from any obligation or duty under this Agreement.

2.  Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to each Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust's Declaration of Trust (as defined herein), Prospectus, Compliance Policies and Procedures, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.  Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies of each of the following documents:

(a)  The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the "Declaration of Trust");

(b)  By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws"); and

(c)  Prospectus of each Fund.

4.  Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified in Schedule B which is attached hereto and made part of this Agreement. The fee will be calculated based on the average daily value of the Assets under the Sub-Adviser's management and will be paid to the Sub-Adviser monthly. For the avoidance of doubt, notwithstanding the fact that the Agreement has not been terminated, no fee will be accrued under this Agreement with respect to any day that the value of the Assets under the Sub-Adviser's management equals zero. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

5.  Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with the performance of the Sub-Adviser's obligations under this Agreement; provided, however, that the Sub-Adviser's obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser's own willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with the performance of the Adviser's obligations under this Agreement; provided, however, that the Adviser's obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser's own willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

6.  Duration and Termination. This Agreement shall become effective upon approval by the Trust's Board of Trustees, approval of the Agreement by a majority of the outstanding voting securities of a Fund and its execution by the parties hereto.

This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to a Fund (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement with the Trust. As used in this Paragraph 6, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

7.  Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:

(a)  in accordance with Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and

(b)  to the extent that the Sub-Adviser's activities or services could affect a Fund, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the "federal securities laws" (as such term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Sub-Adviser (the policies and procedures referred to in this Paragraph 7(b), along with the policies and procedures referred to in Paragraph 7(a), are referred to herein as the Sub-Adviser's "Compliance Program").

8.  Reporting of Compliance Matters.

(a)  The Sub-Adviser shall promptly provide to the Trust's Chief Compliance Officer ("CCO") the following documents:

  (i)  copies of all SEC examination correspondences, including correspondences regarding books and records examinations and "sweep" examinations, issued during the term of this Agreement, in which the SEC identified any concerns, issues or matters (such correspondences are commonly referred to as "deficiency letters") relating to any aspect of the Sub-Adviser's investment advisory business and the Sub-Adviser's responses thereto;

  (ii)  a report of any material violations of the Sub-Adviser's Compliance Program or any "material compliance matters" (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Sub-Adviser's Compliance Program;

  (iii)  a report of any material changes to the policies and procedures that compose the Sub-Adviser's Compliance Program;

  (iv)  a copy of the Sub-Adviser's chief compliance officer's report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser's Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and

  (v)  an annual (or more frequently as the Trust's CCO may reasonably request) representation regarding the Sub-Adviser's compliance with Paragraphs 7 and 8 of this Agreement.

(b)  The Sub-Adviser shall also provide the Trust's CCO with:

  (i)  reasonable read-only access to the testing, analyses, reports and other documentation, or summaries thereof, that the Sub-Adviser's chief compliance officer relies upon to monitor the effectiveness of the implementation of the Sub-Adviser's Compliance Program; and

  (ii)  reasonable access, during normal business hours, to the Sub-Adviser's facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.

9.  Governing Law. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

10.  Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

11.  Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	SEI Investments Management Corporation One Freedom Valley Drive Oaks, PA 19456 Attention: Legal Department

To the Trust's CCO at:	SEI Investments Management Corporation One Freedom Valley Drive Oaks, PA 19456 Attention: Russ Emery

To the Sub-Adviser at:	LSV Asset Management 155 N. Wacker Drive, Suite 4600 Chicago, IL 60606 Attention: COO

12.  Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser and the Sub-Adviser and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

13.  Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

In the event the terms of this Agreement are applicable to more than one portfolio of the Trust (for purposes of this Paragraph 13, each a "Fund"), the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Paragraph 6 of this Agreement with respect to such Fund shall be the execution date of the relevant Schedule.

14.  Miscellaneous.

(a)  A copy of the Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of a Fund or the Trust.

(b)  Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

SEI Investments Management Corporation		LSV Asset Management

By:	By:

Name:	Name:

Title:	Title:

Schedule A
to the
Sub-Advisory Agreement
between
SEI Investments Management Corporation
and
LSV Asset Management
As of ________ ___, 2010

SEI INSTITUTIONAL INVESTMENTS TRUST

U.S. Managed Volatility Fund

Schedule B
to the
Sub-Advisory Agreement
between
SEI Investments Management Corporation
and
LSV Asset Management
As of ________ ___, 2010

Pursuant to Paragraph 4, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:

SEI Institutional Investments Trust

U.S. Managed Volatility Fund	0.25%

SEI Investments Management Corporation	LSV Asset Management

By:	By:

Name:	Name:

Title:	Title:

PROXY CARD

SEI INSTITUTIONAL INVESTMENTS TRUST

SEI INSTITUTIONAL INVESTMENTS TRUST C/O PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to: www.proxyvote.com.

3) Follow the on-line instructions.

To Vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903.

3) Follow the recorded instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

SEI INSTITUTIONAL INVESTMENTS TRUST

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS – NOVEMBER 2, 2010

U.S. Managed Volatility Fund (the “Fund”)

The undersigned shareholder of the U.S. Managed Volatility Fund (the “Fund”) of SEI Institutional Investments Trust (“SIIT”), hereby appoints Timothy D. Barto, Esq., Aaron C. Buser, Esq. and David F. McCann, Esq., and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on September 3, 2010, at a Special Meeting of Shareholders to be held at the offices of SEI Investments Management Corporation (“SIMC”) at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 3:00 p.m. Eastern Time, on November 2, 2010, and at any and all adjournments thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting.

If you sign the proxy card without otherwise indicating a vote on the proposal, the proxies will vote “FOR” the proposal listed on the reverse side. As to any other matter that may properly come before the Meeting, the shares will be voted by the proxies in accordance with their judgment.  The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

TO VOTE, MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ☒

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SEI INSTITUTIONAL INVESTMENTS TRUST

To appoint LSV Asset Management as a sub-adviser of the Fund and to approve a sub-advisory agreement between SIMC and LSV Asset Management with respect to the Fund.

☐	FOR	☐	AGAINST	☐	ABSTAIN

This proxy is solicited on behalf of the Board of Trustees, which unanimously recommends that shareholders vote “FOR” the proposal listed above.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s) should be exactly as name or names appearing on this proxy card.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date